DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it lowered the Fed Funds rate on July 6th. This reduction ended the upward pressure on short-term rates that had prevailed since the beginning of 1994. The Fed's restraint was based on concern about a resurgence of inflation, given the strong economic news then prevailing. But in July, reports indicated a significant weakening trend in the economy. The July reduction in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Federal Reserve fears of a resurgence of inflation. The Fed's easing was limited to a lowering of the Fed Funds rate by 25 basis points; the discount rate remained at 5.25% -- its level for most of 1995.
    For its semi-annual reporting period ended July 31, 1995, your Fund provided an annualized yield of 3.34%. For investors in New Jersey's highest income tax bracket, this equates to a taxable equivalent yield of 5.92%. Income dividends of approximately $.017 per share were paid during the period. Reinvesting these dividends and calculating the effect of this compounding resulted in an annualized effective yield of 3.39%.* These dividends were exempt from Federal and New Jersey personal income taxes, although certain shareholders may be subject to the Federal Alternative Minimum Tax (AMT).
THE ECONOMY
    The Fed easing was triggered by concern about the weakening economy. Economic reports indicated flagging home and auto sales, and new home construction weakened from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise, a particularly politically sensitive indicator made even more so by the coming Presidential election year. In anticipation of the Federal Reserve Board's reaction to these economic indicators, and in an effort to provide attractive yields, we chose to extend the average maturity of your Fund's portfolio.
MARKET ENVIRONMENT
    While market fundamentals do affect the short-term municipal market, the overriding influence continues to be market technicals (i.e., supply/demand). The securities which the portfolio can hold that provide the highest degree of liquidity are 1-day and 7-day demand notes. Since the rates on these notes, which your Fund held during the reporting period, are adjusted on a daily or weekly basis, your Fund's fluctuating yields reflected these rapid adjustments over time. For example, the entire tax exempt note market exhibited significant strength during late June and early July as demand exceeded supply, and short-term yields on municipal issues dropped accordingly. More recently, market conditions have begun to stabilize and yields in the marketplace have returned to more attractive levels. However, over the coming months supply and demand conditions could still result in market weakness, thereby providing additional buying opportunities. This does not rule out the possibility of another Fed easing. Nevertheless, we currently expect the market's technical factors to outweigh the effect of any further monetary action.


THE PORTFOLIO
    In the wake of the Orange County, California bankruptcy filing in December 1994, we continue to be even more vigilant in using our credit research facilities to locate those credits that meet our high internal standards and that can provide your Fund with attractive returns. Keep in mind that there continues to be heightened demand for issues which provide tax-free income to the New Jersey investor. As a result, New Jersey notes have traded at a premium to general market levels. Yet, on an after-tax basis, the securities in your Fund have generated an attractive return to the high income New Jersey resident. Our primary tasks -- to preserve principal, to invest in those issues that meet our high quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy-continue to underscore our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in Dreyfus.
                              Very truly yours,
                              (Richard J. Moynihan Signature Logo)
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
September 7, 1995
New York, N.Y.
* Annualized effective yield is based upon dividends declared daily and reinvested monthly.



DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                           JULY 31, 1995 (UNAUDITED)
                                                                                               PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                    AMOUNT           VALUE
                                                                                             --------------    --------------
NEW JERSEY-93.4%
Atlantic County Improvement Authority, Revenue, VRDN
    (Aces Pooled Government Loan Program)
    3.65% (LOC; Hong Kong Shanghai Banking Corp.) (a,b).....................                    $    8,800,000  $   8,800,000
Burlington County, BAN:
    4.50%, 8/11/95..........................................................                         7,000,000      7,001,289
    3.75%, 6/14/96..........................................................                        25,500,000     25,551,320
East Brunswick Township, BAN 5.75%, 1/3/96..................................                        22,051,000     22,103,356
Essex County Improvement Authority, Revenue, VRDN
    (Aces Pooled Government Loan Program)
    3.65% (LOC; Sumitomo Bank) (a,b)........................................                        14,200,000     14,200,000
Hackensack, BAN 4%, 6/7/96..................................................                         7,949,000      7,965,911
Hudson County Improvement Authority, VRDN
    (Essential Purpose Pooled Government Loan)
    3.80% (LOC; Hong Kong Shanghai Banking Corp.) (a,b).....................                        49,040,000     49,040,000
Middlesex County, BAN 3.625%, 6/27/96.......................................                        19,400,000     19,403,134
Monmouth County, BAN 4.75%, 8/31/95.........................................                         5,300,000      5,303,149
Monmouth County Improvement Authority, Revenue, VRDN
    (Aces Pooled Government Loan Program)
    3.45% (LOC; Union Bank of Switzerland) (a,b)............................                        30,000,000     30,000,000
New Jersey Economic Development Authority:
    Revenue:
      Exempt Facility, CP (Keystone Project):
          3.60%, 10/24/95 (LOC; Union Bank of Switzerland) (b)..............                        15,500,000     15,500,000
          3.65%, 10/25/95 (LOC; Union Bank of Switzerland) (b)..............                        11,200,000     11,200,000
      (Hillcrest Health Service), VRDN 3% (LOC; Industrial Bank of Japan) (a,b)                     22,000,000     22,000,000
    VRDN:
      EDR:
          (Black Horse Pike Limited Project) 4.25% (Corp. Guaranty; Household
            Finance Corp.) (a)..............................................                         5,400,000      5,400,000
          (El Dorado Terminal):
            3.90%, Series B (Corp. Guaranty; Dow Chemical Co.) (a)..........                         2,200,000      2,200,000
            Refunding 3.90%, Series A (Corp. Guaranty; Dow Chemical Co.) (a)                         7,000,000      7,000,000
          (Exit 8A L.P. Project) 4% (LOC; Bank of Tokyo) (a,b)..............                         6,900,000      6,900,000
          (Hartz and Rex Associates) 4.15% (LOC; Bankers Trust) (a,b).......                         2,000,000      2,000,000
          (Merck and Co. Inc.) 4.25%, Series A (a)..........................                         1,000,000      1,000,000
          (White Horse Pike Limited Project) 4.25% (Corp. Guaranty; Household
            Finance Corp.) (a)..............................................                         7,600,000      7,600,000
      First Mortgage Gross Revenue
          (Franciscan Oaks Project) 3.65%, Series B (LOC; Bank of Scotland) (a,b)                    3,500,000      3,500,000
      Industrial and EDR:
          (Marriott Corp. Project) 3.50% (LOC; National Westminster Bank) (a,b)                      17,900,000    17,900,000
          (Merck and Co. Inc.) 4%, Series A and B (a).......................                         1,000,000      1,000,000

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                JULY 31, 1995 (UNAUDITED)
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                  AMOUNT           VALUE
                                                                                                --------------    --------------
NEW JERSEY (CONTINUED)
New Jersey Economic Development Authority (continued):
    VRDN (continued):
      Manufacturing Facilities Revenue
          (Rennoc Corp. Project) 4.25% (LOC; National Bank of Philadelphia) (a,b)               $    5,035,000  $   5,035,000
      PCR (Hoffman La Roche Project) 4% (LOC; Bankers Trust) (a,b)..........                        20,000,000     20,000,000
New Jersey Education Facility Authority, Revenue
    (Higher Education Equipment Leasing Fund) 5%, Series A, 9/1/95 (Insured; MBIA)                  14,670,000     14,683,918
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
    (Hospital Capital Asset Financing):
      3.70%, Series A (LOC; Chemical Bank) (a,b)............................                        18,700,000     18,700,000
      3.70%, Series D (LOC; Chemical Bank) (a,b)............................                        21,000,000     21,000,000
New Jersey Housing and Mortgage Finance Agency, Revenue
    4.20%, 9/29/95 (GIC; Bayerische Landesbank).............................                        12,640,000     12,640,000
New Jersey Sports and Exposition Authority, State Contract, VRDN
    3.70%, Series C (BPA; Industrial Bank of Japan and Insured; MBIA) (a)...                        39,600,000     39,600,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
    3.40%, Series D (Insured; FGIC and LOC; Societe Generale) (a,b).........                        75,900,000     75,900,000
Port Authority of New York and New Jersey:
    CP 3.85%, 8/8/95 (Liquidity Facility; Daiwa Bank).......................                         2,750,000      2,750,000
    VRDN:
      Certificates Partnership 3.70% (a)....................................                         7,618,000      7,618,000
      Special Obligation Revenue:
          (Third Installment) 3.70%, Series 3 (LOC; Deutsche Bank) (a,b)....                        23,000,000     23,000,000
      Versatile Structure Obligation:
          3.65%, Series 3 (SBPA; Morgan Guaranty Trust Co.) (a).............                        17,500,000     17,500,000
          3.85%, Series 1 (Liquidity Facility: Bank of Tokyo, Sanwa Bank and
            Sumitomo Bank) (a)..............................................                        13,100,000     13,100,000
Salem County Industrial Pollution Control Financing Authority, Revenue, CP
    (Philadelphia Electric Co.)
    3.60%, Series A, 10/24/95 (LOC; Toronto Dominion Bank) (b)..............                        11,400,000     11,400,000
Sommerset County, BAN 4.23%, 10/27/95.......................................                        15,000,000     15,001,859
West Windsor-Plainsboro Regional School District, BAN 5.25%, 12/19/95.......                        30,000,000     30,027,486
Westwood, BAN 4.625%, 8/21/95...............................................                         7,133,000      7,135,348
Woodbridge Township, BAN 3.69%, 7/3/96......................................                        20,000,000     20,002,600
U.S. RELATED-6.6%
Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
    3.45% (LOC; Credit Suisse) (a,b)........................................                        38,900,000     38,900,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
    Highway Revenue, VRDN 3.45%, Series X (LOC: Landesbank, Swiss Bank Corp.
and
    Union Bank of Switzerland) (a,b)........................................                         6,700,000      6,700,000
                                                                                                                -------------
TOTAL INVESTMENTS (cost $693,262,370).......................................                                     $693,262,370
                                                                                                                =============


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

SUMMARY OF ABBREVIATIONS
BAN   Bond Anticipation Notes                 LOC   Letter of Credit
BPA   Bond Purchase Agreement                 MBIA  Municipal Bond Investors Assurance
CP    Commercial Paper                                 Insurance Corporation
EDR   Economic Development Revenue            PCR   Pollution Control Revenue
FGIC  Financial Guaranty Insurance Company    SBPA  Standby Bond Purchase Agreement
GIC   Guaranteed Investment Contract          VRDN  Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                OR          STANDARD & POOR'S              PERCENTAGE OF VALUE
--------                           ------------------             --------------------
VMIG1/MIG1, P1 (c)                 SP1+/SP1, A1+/A1 (c)                  72.8%
Aaa/Aa (d)                         AAA/AA (d)                             7.9
Not Rated (e)                      Not Rated (e)                         19.3
                                                                        -------
                                                                        100.0%
                                                                        =======


NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1995, 57.1% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks, of which 10.3% was provided by Societe Generale.
    (c) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d) Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (e) Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.

See independent accountants' review report and notes to financial statements.


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                 JULY 31, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                     $693,262,370
    Cash....................................................................                                        4,676,656
    Interest receivable.....................................................                                        5,679,420
    Prepaid expenses........................................................                                           44,523
                                                                                                                -------------
                                                                                                                  703,662,969
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $   291,136
    Accrued expenses........................................................                           175,092        466,228
                                                                                                    ----------  -------------
NET ASSETS  ................................................................                                     $703,196,741
                                                                                                                =============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $703,257,511
    Accumulated net realized (loss) on investments..........................                                         (60,770)
                                                                                                                -------------
NET ASSETS at value applicable to 703,257,511 outstanding shares of Common Stock, equivalent to $1.00 per share (2 billion
shares of $.001 par value authorized).......................................                                     $703,196,741
                                                                                                                =============

STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED JULY 31, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                    $  14,172,015
    EXPENSES:
      Management fee-Note 2(a)..............................................                        $1,829,011
      Shareholder servicing costs-Note 2(b).................................                           385,899
      Custodian fees........................................................                            40,128
      Professional fees.....................................................                            34,180
      Prospectus and shareholders' reports..................................                            22,506
      Directors' fees and expenses-Note 2(c)................................                            19,087
      Registration fees.....................................................                             2,728
      Miscellaneous.........................................................                            14,580
                                                                                                    ----------
                                                                                                     2,348,119
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                           390,745
                                                                                                    ----------
            TOTAL EXPENSES..................................................                                        1,957,374
                                                                                                                -------------
INVESTMENT INCOME-NET.......................................................                                       12,214,641
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                           (8,275)
                                                                                                                -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $  12,206,366
                                                                                                                =============


See independent accountants' review report and notes to financial statements.


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  YEAR ENDED  SIX MONTHS ENDED
                                                                                                  JANUARY 31,  JULY 31, 1995
                                                                                                     1995       (UNAUDITED)
                                                                                                 -------------  -------------
OPERATIONS:
    Investment income-net.............................................                           $  19,580,377  $  12,214,641
    Net realized (loss) on investments................................                                 (49,213)        (8,275)
                                                                                                 -------------  -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............                              19,531,164     12,206,366
                                                                                                 -------------  -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net.............................................                             (19,580,377)   (12,214,641)
                                                                                                 -------------  -------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.....................................                           1,408,301,004    562,816,823
    Dividends reinvested..............................................                              17,751,331     11,049,757
    Cost of shares redeemed...........................................                          (1,431,326,369)  (643,574,368)
                                                                                                 -------------  -------------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS........                              (5,274,034)   (69,707,788)
                                                                                                 -------------  -------------
          TOTAL (DECREASE) IN NET ASSETS..............................                              (5,323,247)   (69,716,063)
NET ASSETS:
    Beginning of period...............................................                             778,236,051    772,912,804
                                                                                                 -------------  -------------
    End of period.....................................................                            $772,912,804  $ 703,196,741
                                                                                                 -------------  -------------


See independent accountants' review report and notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
      Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                  YEAR ENDED JANUARY 31,           SIX MONTHS ENDED
                                                  -------------------------------------------------  JULY 31, 1995
PER SHARE DATA:                                   1991       1992       1993       1994       1995    (UNAUDITED)
                                                -------    -------    -------    -------    -------  ------------
    Net asset value, beginning of period        $1.0000    $1.0000    $1.0000    $1.0000    $1.0000    $ .9999
                                                -------    -------    -------    -------    -------    -------
    INVESTMENT OPERATIONS:
    Investment income-net...............          .0567      .0415      .0265      .0210      .0252      .0166
    Net realized and unrealized gain (loss)
      on investments....................           -          -          -          -      (.0001)        -
                                                -------    -------    -------    -------    -------    -------
      TOTAL FROM INVESTMENT OPERATIONS..          .0567      .0415      .0265      .0210  .0251          .0166
                                                -------    -------    -------    -------    -------    -------
    DISTRIBUTIONS:
    Dividends from investment income-net         (.0567)    (.0415)    (.0265)    (.0210)    (.0252)    (.0166)
    Dividends from net realized gain
      on investments....................           -          -          -          -          -          -
                                                -------    -------    -------    -------    -------    -------
      TOTAL DISTRIBUTIONS...............         (.0567)    (.0415)    (.0265)    (.0210)    (.0252)    (.0166)
                                                -------    -------    -------    -------    -------    -------
    Net asset value, end of period......        $1.0000    $1.0000    $1.0000    $1.0000    $ .9999    $ .9999
                                                =======    =======    =======    =======    =======    =======
TOTAL INVESTMENT RETURN.................           5.83%      4.22%      2.68%      2.12%    2.55%        3.37%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets         .16%       .17%       .32%       .35%      .42%        .53%*
    Ratio of net investment income to
      average net assets................           5.66%      4.14%      2.65%      2.10%    2.52%        3.34%*
    Decrease reflected in above expense ratios
      due to undertakings by the Manager            .45%       .45%       .32%       .30%    .22%          .11%*
    Net Assets, end of period (000's Omitted)  $848,608   $823,739   $781,600   $778,236   $772,913   $703,197
*  Annualized.


See independent accountants' review report and notes to financial statements.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of $43,083 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through January 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $971 of the carryover expires in fiscal 2000, $2,311 expires in fiscal 2002 and $39,801 expires in fiscal 2003.
    At July 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken, from February 1, 1995 through July 20, 1995 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses exceeded specified annual percentages of the Fund's average daily net assets. The reduction in the management fee, pursuant to the undertakings, amounted to $390,745 for the six months ended July 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended July 31, 1995, the Fund was charged an aggregate of $169,889 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of July 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended July 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended January 31, 1995 and financial highlights for each of the five years in the period ended January 31, 1995 and in our report dated March 8, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              (Ernst & Young LLP Signature Logo)
New York, New York
September 6, 1995


(Dreyfus Logo)
DREYFUS NEW JERSEY
MUNICIPAL MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            758SA957
(Dreyfus Logo)
New Jersey
Municipal
Money Market
Fund, Inc.
Semi-Annual
Report
July 31, 1995